UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2005

ALLIN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-21395	25-1795265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

381 Mansfield Avenue, Suite 400, Pittsburgh, Pennsylvania	15220
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 928-8800

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On September 28, 2005, Allin Corporation (the “Company”) and S&T Bank, a Pennsylvania banking association, entered into the Fourth Amendment to Note and Loan and Security Agreement (the “Fourth Amendment”) and the Fifth Amendment to Loan and Security Agreement (Asset Based) (the “Fifth Amendment”), upon S&T Bank’s execution of the amendments. The Company had previously executed the amendments on September 26, 2005. The Fourth and Fifth Amendments are included as Exhibits 10.1 and 10.2 to this Report on Form 8-K.

The Fourth Amendment extends the expiration date of the October 1, 1998 Loan and Security Agreement, as amended (the “Loan Agreement”) to September 30, 2006, adds CodeLab Technology Group, Inc. (“CodeLab”) and deletes Allin Digital Imaging Corp. (“Allin Digital”), respectively, as borrowers under the Loan Agreement. CodeLab is a wholly-owned subsidiary of the Company since its acquisition on July 26, 2005. Allin Digital was a wholly-owned subsidiary of the Company from its inception in 1996 until December 31, 2002, when it was merged into Allin Interactive Corporation, another wholly-owned subsidiary of the Company.

The Fifth Amendment acknowledges S&T Bank’s waiver of certain prohibitions included in the Loan Agreement as they relate to the Company’s acquisition of CodeLab. The waived matters include prohibitions against the Company (i) becoming contingently liable for additional purchase consideration, that may be paid in respect of the three annual periods ending July 31, 2006, 2007 and 2008, (ii) issuing the Company’s equity securities, (iii) declaring, making and/or paying dividends on the Company’s Series H Redeemable Preferred Stock, (iv) leasing additional property and (v) acquiring a material portion of the stock of another company. The Fifth Amendment formalizes S&T Bank’s waiver of certain provisions of the Loan Agreement regarding prohibited transactions in relation to the Company’s acquisition of CodeLab, which had previously been acknowledged in July 2005 through correspondence between S&T Bank and the Company. The Company’s acquisition of all of the issued and outstanding capital stock of CodeLab, including the terms of the Stock Purchase Agreement and the Series H Redeemable Preferred Stock issued by the Company in connection with the acquisition, are discussed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 28, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Fourth Amendment to Note and Loan and Security Agreement between Allin Corporation and S&T Bank, a Pennsylvania banking association

10.2	Fifth Amendment to Loan and Security Agreement between Allin Corporation and S&T Bank, a Pennsylvania banking association

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIN CORPORATION

Dated: September 30, 2005	By:	/s/ Dean C. Praskach
Dean C. Praskach
Chief Financial Officer
(principal financial officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Fourth Amendment to Note and Loan and Security Agreement between Allin Corporation and S&T Bank, a Pennsylvania banking association

10.2	Fifth Amendment to Loan and Security Agreement between Allin Corporation and S&T Bank, a Pennsylvania banking association